SECOND AMENDMENT AND WAIVER
                                      TO
                               CREDIT AGREEMENT


            This SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT is made and entered into effective as of the 31st day of March, 1999 (this "AMENDMENT") among, APPLE ORTHODONTIX, INC., a Delaware corporation (the "COMPANY"), the Subsidiaries of the Company listed on the signature pages hereto as Guarantors (together with each other person who subsequently becomes a Guarantor, collectively the "Guarantors"), the banks and other financial institutions listed on the signature pages hereto under the caption "Banks" (together with each other person who becomes a Bank, collectively the "BANKS") and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, f/k/a Texas Commerce Bank National Association ("TCB"), individually as a Bank "CHASE", and as agent for the other Banks (in such capacity, together with any other Person who becomes the agent, the "AGENT").

            WHEREAS, the Company, the Guarantors, and TCB, both as a Bank and an Agent, entered into that certain Credit Agreement dated as of July 28, 1997 (as amended by that First Amendment to Credit Agreement dated May 21, 1998 and as further amended or restated from time to time, the "CREDIT AGREEMENT"), which Credit Agreement provides for a revolving credit facility pursuant to which TCB and the Banks named therein committed to make loans of up to $25,000,000.00 upon the terms and conditions as provided therein.

            WHEREAS, TCB has changed its name to Chase, and Chase holds all rights and obligations of TCB in, to and under the Credit Agreement.

            WHEREAS, the Company has requested the Banks and the Agent to amend the Credit Agreement to waive certain terms thereof and to modify other terms and conditions thereof.

            WHEREAS, said parties have agreed to do so to the extent reflected in this Amendment, provided the Company and the Guarantors ratify and confirm all of their obligations under the Credit Agreement and the Loan Documents, as well as agree to make certain other amendments as set forth herein.

            WHEREAS, the Company, the Guarantors, the Banks, and the Agent wish to execute this document to evidence their agreement in regard thereto.

            NOW, THEREFORE, in consideration of the premises and other good and valuable consideration and the mutual benefits, covenants and agreements herein expressed, the receipt and sufficiency of which are hereby acknowledged, the parties hereto now agree as follows:

            1. DEFINED TERMS. All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

            2. AMENDMENT TO SECTION 1.01. (a) Section 1.01 of the Credit Agreement is hereby amended by deleting and restating the following definitions to read as follow:

      (i) "'COLLATERAL' means all Collateral described in any of the Security Documents and shall include substantially all of the assets of the Company and each of its Subsidiaries, real and personal, tangible and intangible."

      (ii)  "'DEFAULT RATE' means the lesser of (i) the Highest Lawful Rate and
            (ii) the Alternate Base Rate plus 3%."

      (iii) "'DESIGNATED PAYMENT DATE' means the last Business Day of each month."

      (iv) "'EBITDA' means, for any period, the consolidated pre-tax income for such period, plus the aggregate amount which was deducted for such period in determining such consolidated, pre-tax income in respect of interest expense (including amortization of debt discount, imputed interest and capitalized interest), plus depreciation and amortization, excluding any income attributable to any minority interest in any Person or any Foreign Subsidiaries of the Company (other than Foreign Subsidiaries organized under the laws of Canada or one of its provinces, which Canadian Subsidiaries' EBITDA shall be included in EBITDA), unless remitted to the Company or any of its Subsidiaries that is not a Foreign Subsidiary.

      (v) "MARGIN" means with respect to any Advance, the percentage determined in accordance with the following table as a function of the Funded Indebtedness to EBITDA ratio:



         FUNDED INDEBTEDNESS/  ALTERNATE BASE       LIBOR RATE
         EBITDA RATIO            RATE MARGIN          MARGIN

         > 3.50                     1.50%             3.00%
         >=3.00 but < 3.50          1.25%             2.75%
         >= 2.50 but < 3.00         1.00%             2.50%
         >= 2.00 but < 2.50         0.75%             2.25%
         >= 1.50 but < 2.00         0.50%             2.00%
         >= 1.00 but < 1.50         0.25%             1.75%
         < 1.00                     0.00%             1.50%

                  If sufficient information does not exist to calculate the
            Margin, the Alternate Base Rate Margin shall be 1.50% and the LIBOR Rate Margin shall be 3.00%.

      (vi) "'MATURITY DATE' means May 31, 2001, or such earlier date determined in accordance with ARTICLE IX hereof."

      (vii) "'SECURITY DOCUMENTS' means all security agreements, pledge agreements, mortgages, deeds of trust, guaranty agreements, and similar items, and UCC financing statements giving notice thereof, executed by the Company and its Subsidiaries in favor of the Agent for the benefit of the Banks and covering substantially all of the assets of said Persons."

            (b) Section 1.01 is hereby further amended by adding the following definition thereto in appropriate alphabetical order:

            "'PRACTICE RECEIVABLE REPORT' has the meaning provided in SECTION 6.01(A)."

            3. AMENDMENT TO SECTION 2.11. Section 2.11(a) is hereby amended by deleting the reference to "one, two, three or six month" interest periods contained therein and replacing same with a reference to "one month" interest periods.

            4. ADDITION OF SECTION 5.17. A new Section 5.17 is hereby added to the Credit Agreement to read as follows:

            "Section 5.17 GRANTING OF LIENS ON COLLATERAL. On or before May 15, 1999, the Company will, and will cause each of its Subsidiaries to take such steps, to provide such information and execute such documents as the Agent shall reasonably request to grant to the Agent, for the benefit of the Banks, a first and prior lien and security interest in substantially all of the assets of the Company and each of its Subsidiaries, real and personal, tangible and intangible."

            5. AMENDMENT TO SECTION 6.01. Section 6.01 of the Credit Agreement is hereby amended by deleting subsection (a) thereof and replacing it with the following:

            "(a) As soon as available, and in any event within thirty (30) days after the end of each month and forty-five (45) days after the close of each quarter of each fiscal year, the unaudited consolidated balance sheet of the Company and its Subsidiaries as of the end of such period and the related consolidated statements of income and cash flow for such period, and its practice receivable report, containing a listing of accounts receivable by Practice (the "PRACTICE RECEIVABLE REPORT"), setting forth, in each case, comparative consolidated figures for the related periods in the prior fiscal year, all of which shall be certified by the chief financial officer or chief executive officer of the Company as fairly presenting in all material respects, the financial position of the Company and its Subsidiaries as of the end of such period and the results of their operations for the period then ended in accordance with GAAP, subject to changes resulting from normal year-end audit adjustments and inclusion of abbreviated footnotes; provided, however, that delivery of the Quarterly Report on Form 10-Q of the Company for such quarter period filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this SECTION 6.01(A) with regard to the delivery of said Financials."

            6. AMENDMENT TO SECTION 7.03 Section 7.03 of the Credit Agreement is hereby amended by adding the following provisions to the end of subsection (e) thereof:

            "provided, no additional new Indebtedness of more than $200,000.00 may be included from the date of the Second Amendment and thereafter."

            7. AMENDMENT TO SECTION 7.04 Section 7.04 of the Credit Agreement is hereby amended by redesignating subsection (d) as subsection (e) thereto and adding a new subsection (d) thereto that reads as follows:

            "(d)  liens in favor of the Agent for the benefit of the Banks."

            8. AMENDMENT TO SECTION 7.05 Section 7.05 of the Credit Agreement is hereby amended by:

            (i) deleting the reference to $750,000.00 in subsection (c) thereof and replacing it with $50,000.00;

            (ii) deleting subparagraph (d) thereof in its entirety and replacing it with the following:

                  "(d) Investments in all or substantially all of the stock, warrants, stock appreciation rights, other securities and/or other assets of physician practice management entities in the field of dentistry or assets of practicing orthodontists or dentists, (i) in which, in the case of a Subsidiary, the Company directly or indirectly owns a majority of the voting equity in such Person or is the surviving entity, (ii) acquired at a time when no Default or Event of Default exists hereunder and (iii) for which (y) the cash and assumed Indebtedness consideration paid does not exceed $500,000.00 in any one year and (z) total consideration paid, including cash, notes, debt owed by the entity acquired (whether or not assumed by the Company) and the value of stock given to any selling entity for any one such Investment which does not exceed $1,000,000.00 in any one year."

; and

            (iii) deleting subsection (g) thereof in its entirety and replacing it with the following:

                  "(g) short term advances to Practicing Orthodontists or
            Practices in the form of: (i) Uncollected Service Fees (as such term is defined in the Practice Receivable Report) of not more than $3,000,000.00 outstanding at any one time, and (ii) Cash Advances in Excess of Cash Profit and Sweep Deficit Account balances (as such terms are defined in the Practice receivable Report) of not more than $4,000,000.00, collectively, outstanding at any one time."

            9. AMENDMENT TO SECTION 7.10. Section 7.10 is hereby deleted in its entirety and the following substituted therefor:

            "Section 7.10 MINIMUM NET WORTH. The Company will not permit its Consolidated Net Worth to be less than the greater of: (a) $29,000,000 or
      (b) 90% of the actual net worth as of the December 31, 1998, plus, in all cases: (i) 100% of the net proceeds resulting from the issuance of any capital stock by the Company or any Subsidiary subsequent to the Execution Date at any time during the term hereof and (ii) 75% of the consolidated after tax income of the Company and its Subsidiaries (to be adjusted each quarter) for each fiscal year during the term hereof (including any Subsidiaries acquired subsequent hereto)."

            10. AMENDMENT TO SECTION 7.11. Section 7.11 is hereby deleted in its entirety and the following substituted therefor:

            "SECTION 7.11 FUNDED INDEBTEDNESS TO EBITDA RATIO. The Company will not permit the ratio of (i) its total Funded Indebtedness to (ii) EBITDA, calculated for the preceding four (4) fiscal quarters on a rolling four
      (4) quarter basis, PLUS, (A) during the four (4) fiscal quarters ending on the last day of June, September and December of 1998 and March of 1999, the special, non-recurring charges incurred during the quarter ending June 30, 1998 resulting from severance costs associated with management changes, costs of terminated acquisitions and related items, up to a maximum of $3,745,000, and (B) during the fourth fiscal quarter of 1998 and the first three fiscal quarters of 1999, the special non-recurring charges, including adjustments, of up to $18,811,000 taken during the fourth fiscal quarter of 1998, to be greater than that shown on the following chart:


          QUARTER ENDING                          RATIO
         March 31, 1999                         3.1 to 1.0
         June 30, 1999                          3.4 to 1.0
         September 30, 1999                     3.75 to 1.0
         December 31, 1999                      3.75 to 1.0
         March 31, 2000 and thereafter          3.0 to 1.0"

            11. AMENDMENT TO SECTION 7.12. Section 7.12 is hereby deleted in its entirety and the following substituted therefor:

            "SECTION 7.12 FIXED CHARGE COVERAGE RATIO. The Company will not permit the ratio of (a) EBITDA calculated for the preceding four (4) quarters on a rolling four (4) quarter basis PLUS (A) during the four (4) fiscal quarters ending on the last day of June, September and December of 1998 and March of 1999, the special, non-recurring charges incurred during the quarter ending June 30, 1998 resulting from severance costs associated with management changes, costs of terminated acquisitions and related items, up to a maximum of $3,745,000, and (B) during the fourth fiscal quarter of 1998 and the first three fiscal quarters of 1999, the special non-recurring charges, including adjustments, of up to $18,811,000 taken during the fourth fiscal quarter of 1998, LESS (C) taxes actually paid during the four (4) most recent quarters, to (b) the sum of: (i) the current portion of long-term debt for the upcoming four (4) fiscal quarters, PLUS (ii) interest expense, PLUS (iii) cash Consolidated Capital Expenditures up to a maximum of $2,000,000.00, both items (ii) and (iii) calculated for the preceding four (4) quarters on a rolling four (4) quarter basis, to be less than 2.0 to 1.0 at any time during the term hereof."

            12. AMENDMENT TO SECTION 7.13 Section 7.13 of the Credit Agreement is hereby amended by deleting the reference to $10,000,000 contained therein and replacing it with $2,000,000.00.

            13. AMENDMENT OF SECTION 7.16. Section 7.16 is hereby amended by deleting subsection (a) thereof in its entirety.

            14. ADDITION OF SECTION 7.17. A new Section 7.17 is hereby added to the Credit Agreement to read as follows:

            "Section 7.17 MINIMUM QUARTERLY EBITDA. The Company shall not permit EBITDA to be less than the amounts shown on the following chart for the periods indicated:


          Each Quarter Ending March 31                       1,520,000
          Each Six Month Period Ending June 30               3,045,000
          Each Nine Month Period Ending September 30         4,815,000
          Each Year Ending December 31                       6,510,000"

            15. WAIVER OF CERTAIN DEFAULTS OR EVENTS OF DEFAULT. The following provisions of the Credit Agreement, to the extent they resulted in a Default or an Event of Default thereunder or under any of the Loan Documents, are hereby waived for the period indicated:

            (i) Sections 7.05(g), 7.10, 7.11 and 7.12 for the period ending December 31, 1999.

            (ii) Section 7.16 (a) for all periods from the Effective Date through the date of the Second Amendment.

            (iii) Any Default or Event of Default arising from a calculation of EBITDA that included the results of any Subsidiary located in Canada, for all periods from the Effective Date through the date of the Second Amendment.

            16. RATIFICATION. The Company and each Guarantor hereby ratify all of their obligations under the Credit Agreement and the Loan Documents, and agree and acknowledge that the Credit Agreement (including the Guaranty contained therein) and each of the Loan Documents shall continue in full force and effect as amended and modified by this Amendment. Nothing in this Amendment extinguishes, novates or releases any right, claim, lien, security interest or entitlement of any of the Banks created by or contained in any of such documents nor is the Company released from any covenant, warranty or obligation created by or contained therein except as expressly provided herein.

            17. REPRESENTATIONS AND WARRANTIES. The Company hereby represents and warrants to the Banks that (a) this Amendment has been duly executed and delivered on behalf of the Company, (b) this Amendment constitutes a valid and legally binding agreement enforceable against the Company in accordance with its terms, (c) the representations and warranties contained in the Credit Agreement and the Loan Documents are true and correct on as of the date hereof in all material respects as though made as of the date hereof except as heretofore otherwise disclosed in writing to the Agent (other than those of such representations and warranties which by their express terms speak to a date on or before the date hereof), (d) no Default exists under the Credit Agreement or any of the Loan Documents and (e) the execution, delivery and performance of this Amendment has been duly authorized by the Company. The Company will, upon request by the Agent, provide satisfactory evidence of items (a) and (e) above.

            18. MULTIPLE COUNTERPARTS. This Amendment may be signed in any number of counterparts, each of which may be delivered in original or facsimile form, and each shall be construed as an original, but all of which together shall constitute one and the same instrument.

            19. CONDITIONS TO EFFECTIVENESS. This Amendment shall be effective upon (i) the execution hereof by all parties and delivery of signed copies to the Agent, and (ii) receipt by the Agent, for the pro rata benefit of the Banks of an amendment fee equal to .5% of the Total Commitment.

            20. CHOICE OF LAW. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT EXECUTED BY THE PARTIES UNDER, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE

OF TEXAS, EXCEPT TO THE EXTENT THAT THE LAWS OF THE UNITED STATES OF AMERICA AND ANY RULES, REGULATIONS OR ORDERS ISSUED OR PROMULGATED THEREUNDER APPLICABLE TO THE AFFAIRS AND TRANSACTIONS OF ANY BANK OTHERWISE PREEMPT TEXAS LAW, IN WHICH EVENT SUCH FEDERAL LAW SHALL CONTROL.

            21. ENTIRE AGREEMENT. THIS AMENDMENT AND THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL
AGREEMENTS BETWEEN THE PARTIES.


                         [SIGNATURES BEGIN ON NEXT PAGE]

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.


                                    COMPANY:

                                    APPLE ORTHODONTIX, INC.



                                    By: /s/ JAMES E. BOBBITT
                                    Name:   James E. Bobbitt
                                    Title:  Vice President and
                                            Chief Financial Officer


                                   GUARANTORS:

                                   APPLE ORTHODONTIX OF TEXAS, INC.



                                    By: /s/ JAMES E BOBBITT
                                    Name:   James E. Bobbitt
                                    Title:  Vice President and
                                            Chief Financial Officer


                                    AGENT:

                                    CHASE BANK OF TEXAS, NATIONAL
                                    ASSOCIATION



                                    By: /s/ MICHAEL E. ONDRUCH
                                            Michael E. Ondruch
                                            Vice President

                                     BANKS


Amount of Commitment:               CHASE BANK OF TEXAS, NATIONAL
$15,000,000.00                      ASSOCIATION



                                    By: /s/ MICHAEL E. ONDRUCH
                                            Michael E. Ondruch
                                            Vice President

                                    ADDRESS:

                                    712 Main Street
                                    Houston, Texas 77002

                                    Telephone No.:    (713) 216-5324
                                    Telecopy No.:           (713) 216-6004
                                    Attention:              Michael E. Ondruch

                                    DOMESTIC LENDING OFFICE

                                    See above


                                    EURODOLLAR LENDING OFFICE

                                    See above

                                    BANKS


Amount of Commitment:               PARIBAS
$10,000,000.00


                                    By: /s/ GLENN E. MEALEY
                                    Name:   Glenn E. Mealey
                                    Title:  Managing Director



                                    By: /s/ ROSINE K. MATTHEWS
                                    Name:   Rosine K. Matthews
                                    Title:  Vice President

                                    ADDRESS:
                                    2 Allen Center, Suite 3100
                                    Houston, Texas 77002

                                    Telephone No.:    (713) 659-4811
                                    Telecopy No.:     (713) 659-5234
                                    Attention:


                                    DOMESTIC LENDING OFFICE

                                    See above


                                    EURODOLLAR LENDING OFFICE

                                    See above